Exhibit 99.1
MoneyGram International Announces Reverse Stock Split
DALLAS (Nov. 14, 2011) — Moneygram International, Inc. (NYSE:MGI) a leading global payment services company, today announced that it has filed a certificate of amendment to its Amended and Restated Certificate of Incorporation to effect a 1-for-8 reverse stock split and to proportionately decrease the number of authorized shares of common stock. At a special meeting of stockholders held on October 31, 2011, MoneyGram’s stockholders granted to the Board of Directors the authority to effect a reverse stock split, reduce the number of authorized shares, determine the exact reverse stock split ratio and proceed with the reverse stock split, in the Board’s discretion.
The reverse stock split is effective as of November 14, 2011, and the common stock will begin trading on a split-adjusted basis on the New York Stock Exchange at the opening of trading on November 15, 2011. Beginning on November 15, 2011, the common stock will trade for 20 trading days under the symbol “MGID” to indicate that the reverse stock split has occurred. Thereafter, MoneyGram’s trading symbol will revert to its original symbol, “MGI.” In addition, shares of MoneyGram common stock will trade under a new CUSIP number effective November 15, 2011.
At the effective time of the reverse stock split, every eight shares of MoneyGram’s issued and outstanding common stock were automatically converted into one issued and outstanding share of common stock without any change in the par value per share. As a result of the reverse stock split, the number of issued and outstanding shares of common stock has been reduced from approximately 398.7 million to approximately 49.8 million. In addition, the total number of authorized shares of common stock has been reduced from 1.3 billion to 162.5 million.
No fractional shares will be issued in connection with the reverse stock split. Following the completion of the reverse stock split, MoneyGram’s exchange agent, Wells Fargo Shareowner Services, will aggregate all fractional shares that otherwise would have been issued as a result of the reverse stock split and those shares will be sold into the market. Stockholders who would otherwise hold a fractional share of common stock will receive a cash payment from the proceeds of that sale in lieu of such fractional share. Stockholders will receive instructions from Wells Fargo Shareowner Services as to how to exchange existing share certificates for book entry shares representing the post-reverse split shares.
Also on the effective date, the conversion ratio for MoneyGram’s Series D Participating Convertible Preferred Stock (the “Series D Stock”) has been automatically adjusted pursuant to the terms of the Amended and Restated Series D Participating Convertible Preferred Stock Certificate of Designations (the “Series D Certificate of Designations”) from 1,000 to 125. As a result, the 173,189.5678 shares of Series D Stock outstanding will be convertible into 21,648,692 shares of common stock on the terms set forth in the Series D Certificate of Designations.
Additional information regarding the reverse stock split can be found in MoneyGram’s proxy statement filed with the Securities and Exchange Commission on September 30, 2011, a copy of which is available at www.sec.gov.

About MoneyGram International, Inc.
MoneyGram International, Inc. (NYSE: MGI) is a leading global payment services company. MoneyGram provides consumers an efficient and secure way to send and receive money globally, make urgent bill payments and purchase money orders. MoneyGram’s products and services are conveniently available through more than 256,000 agent locations in 192 countries and territories. Certain products and services are also available online. For more information, visit MoneyGram’s website at www.moneygram.com.
Forward Looking Statements
The statements contained in this press release regarding MoneyGram International, Inc. (the “Company”) that are not historical and factual information contained herein, particularly those statements pertaining to the Company’s expectations, guidance or future operating results, may contain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of the Company and its subsidiaries. Statements preceded by, followed by or that include words such as “estimates,” “expects,” “projects,” “plans” and other similar expressions or future or conditional verbs such as “will,” “should,” “could,” and “would” are intended to identify some of the forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are included, along with this statement, for purposes of complying with the safe harbor provisions of that Act. These forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise publicly any forward-looking statement for any reason, whether as a result of new information, future events or otherwise, except as required by federal securities law. These forward-looking statements are based on management’s current expectations and are subject to uncertainty and changes in circumstances due to a number of factors, including, but not limited to the risks and uncertainties described in Part I, Item 1A under the caption “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2010 and in Part II, Item 1A under the caption “Risk Factors” of our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2011, June 30, 2011 and September 30, 2011, as well as the following: (a) our substantial debt service obligations and our covenant requirements, which may impact our ability to obtain additional financing and to operate and grow our business and may make us more vulnerable to negative economic conditions; (b) our capital structure and the special voting rights provided to designees of Thomas H. Lee Partners, L.P. (“THL”) on the Company’s Board of Directors give certain investors, including THL, control of the Company; (c) disruption in the financial markets or at financial institutions, which may adversely affect our liquidity, our agents’ liquidity, our access to credit and capital, our agents’ access to credit and capital and our earnings on our investment portfolio; (d) negative economic conditions generally and in geographic areas or industries that are important to our business, which may cause a decline in our transaction volume, and our ability to timely and effectively reduce our operating costs or take other actions in response to a significant decline in transaction volume; (e) a material slow down or complete disruption of international migration patterns, which could adversely affect our money transfer volume and growth rate; (f) our ability to maintain retail agent or biller relationships or a reduction in transaction volume from these relationships; (g) our ability to operate our official check and money order business profitably as a result of our revised pricing strategies; (h) litigation initiated by stockholders or others, or government investigations of the Company or its agents, which could result in material settlements, fines, penalties or legal fees and could result in adverse publicity or regulatory sanctions; (i) our ability to maintain existing or establish new banking relationships, including the Company’s domestic and international clearing bank relationships, which could adversely affect our business, results of operations and our financial condition; (j) fluctuations in interest rates, which may negatively affect the net investment margin of our official check and money order business; (k) our ability to attract and retain key employees; (l) our ability to maintain sufficient capital to pursue our growth strategy, fund key strategic initiatives and meet evolving regulatory requirements; (m) our ability to successfully and timely implement new or enhanced technology and infrastructure, delivery methods and product and service offerings and to invest in products or services and infrastructure; (n) our ability to adequately protect our brand and our other intellectual property rights and to avoid infringing on third-party intellectual property rights, which could harm our business; (o) competition from large competitors, niche competitors or new competitors that may enter the markets in which we operate; (p) failure by us or our agents to comply with the laws and regulatory requirements in the United States and abroad, including the recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and the regulations developed thereunder or changes in laws, regulations or other industry practices and standards, which could have an adverse effect on our results of operations, or change our relationships with our customers, investors and other stakeholders; (q) the Dodd-Frank Act, as well as regulations required thereby, and other laws or regulations that may be adopted in the future, which could adversely affect us; (r) increased regulation under the Dodd-Frank Act of financial services companies generally, including non-bank financial companies supervised by the Federal Reserve; (s) various provisions of the Consumer Financial Protection Act of 2010, which will result in a new regulator with new and expanded compliance requirements, which is likely to increase our costs; (t) our offering of money transfer services through agents in regions that are politically volatile or, in a limited number of cases, are subject to certain restrictions by the Office of Foreign Assets Control restrictions, which could result in contravention of U.S. law or regulations by us or our agents, subject us to fines and penalties and cause us reputational harm; (u) a significant security or privacy breach in our facilities, networks or databases, which could harm our business; (v) a breakdown, catastrophic event, security breach, improper operation or other event impacting our systems or processes or the systems or processes of our vendors, agents and financial institution customers, which could result in financial loss, loss of customers, regulatory sanctions and damage to our brand and reputation; (w) our ability to scale our technology to match our business and transactional growth; (x) our ability to manage credit risks from our retail agents and official check financial institution customers, which risks may increase during negative economic conditions, which could harm our business; (y) our ability to manage fraud risks from consumers or certain agents, which risks may increase during negative economic conditions, which could harm our business; (z) our ability to successfully manage risks associated with running Company-owned retail locations and acquiring businesses, which could harm our business; (aa) our business and results of operations may be adversely affected by political, economic or other instability in countries that are important to our business; (bb) as a deemed subsidiary of a bank holding company regulated under the Bank Holding Company Act of 1956, as amended, we are subject to supervision, regulation and regular examination by the Federal Reserve; (cc) compliance with the internal control provisions of Section 404 of the Sarbanes-Oxley Act of 2002, which could have a material adverse effect on our business; (dd) sales of a substantial number of shares of our common stock or common stock equivalents or the perception that significant sales could occur, which may depress the trading price of our common stock; (ee) if the Company issues a large amount of debt, it may be more difficult for the Company to obtain future financing and our cash flow may not be sufficient to make required payments or repay our indebtedness when it matures; (ff) our charter documents and Delaware law, which contain provisions that may have the effect of delaying, deterring or preventing a merger or change of control of the Company; (gg) our ability to continue to satisfy the NYSE criteria for listing on the exchange; (hh) changes in tax laws or an unfavorable outcome with respect to the audit of our tax returns or tax positions, or a failure by us to establish adequate reserves for tax events, which could adversely affect our results of operations and financial condition; (ii) the Company may not realize the anticipated benefits of the Reverse Stock Split, it may decrease the liquidity of our common stock and it may increase the number of stockholders who own “odd lots;” and (jj) additional risk factors described in our other filings with the Securities and Exchange Commission from time to time.
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Contacts
Media:
Patty Sullivan
214-303-9923
media@moneygram.com
Investors:
Alex Holmes
214-999-7505
aholmes@moneygram.com